UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006

WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

Commission File No. 1-31507

94-3283464
(I.R.S. Employer Identification No.)

35 Iron Point Circle, Suite 200, Folsom, CA 95630
(Address of principal executive offices) (Zip code)

(916) 608-8200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Executive Compensation.

Stock Option Grants: Effective February 14, 2006, the Compensation Committee of the Board of Directors of Waste Connections, Inc. granted stock options to officers and employee directors of the company as follows:

                                                                              Number of
Officer and Title                                                              Options
----------------------------------------------------------------------  ---------------------

Ronald J. Mittelstaedt, Chief Executive Officer and Chairman                          40,000
Steven F. Bouck, President                                                            27,500
Darrell W. Chambliss, Executive Vice President and Chief
  Operating Officer                                                                   22,500
Robert D. Evans, Executive Vice President, General Counsel
  and Secretary                                                                       22,500
Worthing F. Jackman, Executive Vice President and Chief
  Financial Officer                                                                   22,500
David M. Hall, Senior Vice President, Sales and Marketing                             16,000
Kenneth O. Rose, Senior Vice President, Administration                                16,000
David G. Eddie, Vice President, Corporate Controller                                  19,000
Eric O. Hansen, Vice President, Chief Information Officer                             12,750
Jerri L. Hunt, Vice President,  Human Resources                                       12,750
James M. Little, Vice President, Engineering                                          21,000
Eugene V. Dupreau, Western Region Vice President and Director                         12,000

The options were granted under the 2002 Senior Management Equity Incentive Plan at an exercise price equal to the closing price of the company's common stock on the NYSE on February 14, 2006. Each of the options has a term of ten (10) years, with 25% vesting on the first anniversary of the date of grant, and an additional 25% vesting each on the second, third and fourth anniversaries of the grant date.

Restricted Stock Unit Grants: Effective February 14, 2006, the Compensation Committee of the Board of Directors granted restricted stock units to officers and directors of the company as follows:

                                                                              Number of
Name and Title                                                                  Units
----------------------------------------------------------------------  ---------------------

Ronald J. Mittelstaedt, Chief Executive Officer and Chairman                          17,000
Steven F. Bouck, President                                                             9,200
Darrell W. Chambliss, Executive Vice President and Chief
  Operating Officer                                                                    7,700
Robert D. Evans, Executive Vice President, General Counsel
  and Secretary                                                                        7,700
Worthing F. Jackman, Executive Vice President and Chief
  Financial Officer                                                                    7,500
David M. Hall, Senior Vice President, Sales and Marketing                              5,000
Kenneth O. Rose, Senior Vice President, Administration                                 4,700
David G. Eddie, Vice President, Corporate Controller                                   5,100
Eric O. Hansen, Vice President, Chief Information Officer                              3,350
Jerri L. Hunt, Vice President,  Human Resources                                        3,500
James M. Little, Vice President, Engineering                                           5,450
Eugene V. Dupreau, Western Region Vice President and Director                          7,000
Robert H. Davis, Director                                                              3,750
Michael W. Harlan, Director                                                            3,750
William J. Razzouk, Director                                                           3,750

The restricted stock units were issued under the 2004 Equity Incentive Plan. Each restricted stock unit represents a contingent right to receive one share of Waste Connections common stock. Subject to the grantee's continued service with the company, units issued to officers and employee directors vest over a period of five (5) years from the date of grant, with 20% vesting on the first anniversary of the grant date, and an additional 20% vesting each of the second, third, fourth and fifth anniversaries of the grant date. Subject to the grantee's continued service on the Board of Directors, units issued to non-employee directors vest over a period of two (2) years from the date of grant with 50% vesting on the first anniversary of the grant date, and the remaining 50% vesting on the second anniversary of the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.
Date: February 17, 2006	BY:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and Chief Financial Officer